AGREEMENT AND PLAN OF MERGER

                                   dated as of

                                December 7, 2001

                                      among

                      SOLAR SATELLITE COMMUNICATION, INC.,

                 DOCUMENT PLANET, INC. (a Colorado Corporation),

                                       and

                 DOCUMENT PLANET, INC. (a Delaware Corporation)



                                Table of Contents

                                                                                                                Page


RECITALS 1


ARTICLE I THE MERGER..............................................................................................1

         Section 1.1.    The Merger...............................................................................1
         Section 1.2.    Closing..................................................................................1
         Section 1.3.    Effective Time...........................................................................2
         Section 1.4.    Effects of the Merger....................................................................2
         Section 1.5.    Articles of Incorporation................................................................2
         Section 1.6.    Bylaws...................................................................................2
         Section 1.7.    Directors of Surviving Corporation.......................................................2
         Section 1.8.    Officers of Surviving Corporation........................................................2

ARTICLE II EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES....3

         Section 2.1.    Conversion of DPI Stock..................................................................3
         Section 2.2.    Exchange of Certificates; Further Assurances.............................................3
                  (a)    Exchange.................................................................................3
                  (b)    No Further Ownership Rights in DPI Capital Stock.........................................3
                  (c)    Further Assurances.......................................................................3

ARTICLE III REPRESENTATIONS AND WARRANTIES........................................................................4

         Section 3.1.    Representations and Warranties of DPI....................................................4
                  (a)    Organization and Standing of DPI.........................................................4
                  (b)    Authority; No Conflicts..................................................................4
                  (c)    Capitalization of DPI and Indebtedness for Borrowed Moneys...............................5
                  (d)    DPI Financial Statements.................................................................5
                  (e)    Present Status...........................................................................6
                  (f)    Litigation...............................................................................6
                  (g)    Compliance With the Law and Other Instruments............................................6
                  (h)    Title to Properties and Assets...........................................................6
                  (i)    Records..................................................................................7
                  (j)    Absence of Certain Changes or Events.....................................................7
                  (k)    Taxes....................................................................................7
                  (l)    DPI Benefit Plans........................................................................7
                  (m)    Finders and Advisors.....................................................................7
                  (n)    Vote Required............................................................................7
                  (o)    Full Disclosure..........................................................................7
         Section 3.2.    Representations and Warranties by SSCI...................................................8
                  (a)    Organization and Standing of SSCI........................................................8
                  (b)    Authority; No Conflicts..................................................................8
                  (c)    Capitalization of SSCI and Indebtedness for Borrowed Moneys..............................9
                  (d)    SSCI SEC Reports and Financial Statements................................................9
                  (e)    Present Status..........................................................................10
                  (f)    Litigation..............................................................................10

                                       i


                  (g)    Compliance With the Law and Other Instruments...........................................10
                  (h)    Records.................................................................................10
                  (i)    Absence of Certain Changes or Events....................................................10
                  (j)    Taxes...................................................................................10
                  (k)    SSCI Benefit Plans......................................................................11
                  (l)    Finders and Advisors....................................................................11
                  (m)    Vote Required...........................................................................11
                  (n)    Full Disclosure.........................................................................11
         Section 3.3.    Representations and Warranties of SSCI and Merger Sub...................................11
                  (a)    Organization and Standing of Merger Sub.................................................11
                  (b)    Authority...............................................................................11
                  (c)    Non-Contravention.......................................................................12
                  (d)    No Business Activities by Merger Sub....................................................12

ARTICLE IV COVENANTS RELATING TO CONDUCT OF BUSINESS.............................................................12

         Section 4.1.    Covenants of DPI........................................................................12
         Section 4.2.    Covenants of SSCI and Merger Sub........................................................13
         Section 4.3.    Advice of Changes; Governmental Filings.................................................14

ARTICLE V ADDITIONAL AGREEMENTS..................................................................................15

         Section 5.1.    Due Diligence...........................................................................15
         Section 5.2.    Commercially Reasonable Efforts.........................................................15
         Section 5.3.    Restrictions on Transfer of SSCI Stock..................................................15
         Section 5.4.    Expenses................................................................................16
         Section 5.5.    Reorganization..........................................................................16
         Section 5.6.    Continuity of Business..................................................................16
         Section 5.7.    Nasdaq Listing..........................................................................16
         Section 5.8.    Additional Capital......................................................................16
         Section 5.9.    Escrowed Stock..........................................................................16
         Section 5.10.   144 Opinions............................................................................17
         Section 5.11.   SSCI Board of Directors.................................................................17
         Section 5.12.   DPI Options and Warrants................................................................17

ARTICLE VI INDEMNIFICATION.......................................................................................17

         Section 6.1.    Indemnification.........................................................................17
         Section 6.2.    Notice and Defense of Third-Party Claims................................................17
         Section 6.3.    Exclusivity.............................................................................18
         Section 6.4.    Waiver of Consequential Damages.........................................................18

ARTICLE VII CONDITIONS TO CLOSING................................................................................18

         Section 7.1.    Conditions to Each Party's Obligation to Effect the Merger..............................18
                  (a)    Shareholder Approval....................................................................18
                  (b)    No Injunctions, Restraints or Illegality................................................18
                  (c)    Closing on DPI's Purchase of SSCI Common Stock..........................................19
         Section 7.2.    Additional Conditions to Obligations of SSCI............................................19
                  (a)    Representations and Warranties..........................................................19
                  (b)    Performance of Obligations of DPI.......................................................19

                                       ii

                  (c)    No DPI Shareholder Litigation...........................................................19
                  (d)    Certificate of Officer..................................................................19
         Section 7.3.    Additional Conditions to Obligations of DPI.............................................19
                  (a)    Representations and Warranties..........................................................19
                  (b)    Performance of Obligations of SSCI......................................................20
                  (c)    Certificate of Officer..................................................................20

ARTICLE VIII TERMINATION AND AMENDMENT...........................................................................20

         Section 8.1.    Termination.............................................................................20
         Section 8.2.    Effect of Termination...................................................................21
         Section 8.3.    Amendment...............................................................................21
         Section 8.4.    Extension; Waiver.......................................................................22

ARTICLE IX MISCELLANEOUS.........................................................................................22

         Section 9.1.    Nature of Representations and Warranties; Survival......................................22
         Section 9.2.    Counterparts and Facsimile Signatures...................................................22
         Section 9.3.    Assignment..............................................................................22
         Section 9.4.    Entire Agreement........................................................................22
         Section 9.5.    Governing Law...........................................................................22
         Section 9.6.    Severability............................................................................23
         Section 9.7.    Notices.................................................................................23
         Section 9.8.    Attorney Fees...........................................................................24
         Section 9.9.    Certain Definitions.....................................................................24


                  SCHEDULES/EXHIBITS

   2.1            DPI Shareholder List
   3.1            DPI Disclosure Schedule - None
   3.1(f)         Litigation - None
   3.1(h)         Title to Properties and Assets  - None
   3.1(j)         Absence of Certain Changes or Events - None
   3.1(k)         Taxes - None
   3.1(m)         Finders and Advisors
   3.2            SSCI Disclosure Schedule - None
   5.9            Form of Escrow Agreement

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into this 7th day of December 2001 by and among Solar Satellite Communication, Inc., a Colorado corporation ("SSCI"), Document Planet, Inc., a Colorado corporation and newly formed wholly owned subsidiary of SSCI ("Merger Sub") and Document Planet, Inc., a Delaware corporation ("DPI").

                                    RECITALS

         WHEREAS, the respective Boards of Directors of SSCI, Merger Sub and DPI have each determined that the merger of DPI with and into Merger Sub (the "Merger") is advisable and is in their best interests and in the best interests of their respective shareholders, and such Boards of Directors have approved such Merger, upon the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, SSCI, Merger Sub and DPI desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to set forth various conditions to the transactions contemplated hereby; and

         WHEREAS, for federal income tax purposes it is intended that the Merger qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder and SSCI, Merger Sub and DPI intend by approving resolutions authorizing this Agreement to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Code and the regulations promulgated thereunder.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

         Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the laws of Colorado and Delaware, DPI shall be merged with and into Merger Sub at the Effective Time (as defined in Section 1.3). Following the Merger, the separate corporate existence of DPI shall cease and Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all rights and obligations of DPI in accordance with the corporate laws of Colorado and Delaware.

         Section 1.2 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Maryland time on the first business day after the satisfaction or waiver (subject to applicable law) of the conditions set forth in Article VII of this Agreement (the "Closing Date"), at the offices of Shulman, Rogers, Gandal, Pordy & Eckert, P.A. (the "Closing Agent") at 11921

Rockville Pike, Third Floor, Rockville, Maryland unless another date or place is agreed to in writing by the parties. The parties agree to use all reasonable efforts to close the Merger as soon as practicable, subject to Article VII hereof.

         Section 1.3 Effective Time. Immediately following the Closing, the parties shall execute and file articles of merger or other appropriate documents (in any such case, the "Articles of Merger") in accordance with the relevant provisions of the corporate laws of Colorado and Delaware and shall make all other filings or recordings required under the corporate laws of Colorado and Delaware. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Colorado Secretary of State and the Delaware Secretary of State, or at such subsequent time as the parties shall agree, which subsequent time shall be specified in the Articles of Merger (the time the Merger becomes effective referred to as the "Effective Time").

         Section 1.4 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in the corporate laws of Colorado and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of DPI and Merger Sub shall be vested in the Surviving Corporation and all debts, liabilities and duties of DPI and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

         Section 1.5 Articles of Incorporation. The articles of incorporation of Merger Sub as in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

         Section 1.6 Bylaws. The bylaws of Merger Sub as in effect at the Effective Time shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

         Section 1.7 Directors of Surviving Corporation. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

         Section 1.8 Officers of Surviving Corporation.The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II

          EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
                     CORPORATIONS; EXCHANGE OF CERTIFICATES

         Section 2.1 Conversion of DPI Stock. At the Effective Time, by virtue of the Merger, the total number of shares of DPI common and preferred stock issued and outstanding immediately prior to the Effective Time shall be automatically converted into a total of (i) 3,603,788 shares of SSCI common stock, $.001 par value per share ("SSCI Common Stock") and (ii) 582,973 shares of SSCI Series B preferred stock, $.001 par value per share ("SSCI Preferred Stock"). Certificates representing the shares of SSCI Common Stock and SSCI Preferred Stock to be issued shall be delivered to the shareholders of DPI as listed on Schedule 2.1 in exchange for the surrender to SSCI of certificates representing all of the DPI common and preferred stock issued and outstanding. At the Effective Time, all such shares of DPI common and preferred stock shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist.

         Section 2.2 Exchange of Certificates; Further Assurances.

         (a) Exchange. SSCI shall deliver to the shareholders of DPI in accordance with Schedule 2.1 certificates aggregating the number of shares of SSCI Common Stock and SSCI Preferred Stock set forth in Section 2.1 and the shareholders of DPI shall surrender to SSCI all certificates previously representing all issued and outstanding shares of DPI common and preferred stock.

         (b) No Further Ownership Rights in DPI Capital Stock. All shares of SSCI Common Stock and SSCI Preferred Stock issued upon the surrender of DPI common and preferred stock certificates in accordance with the terms of this
Article II shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of DPI stock theretofore represented by such certificates.

         (c) Further Assurances. If at any time after the Effective Time, any further assignments or assurances in law or any other things are necessary or desirable to vest or to perfect or confirm of record in the Surviving Corporation the title to any property or rights of either DPI or Merger Sub, or otherwise to carry out the purposes and provisions of this Agreement, the officers and directors of the Surviving Corporation are hereby authorized and empowered, in the name of and on behalf of DPI and Merger Sub, to execute and deliver any and all things necessary or proper to vest or perfect or confirm title to such property or rights in the Surviving Corporation, and otherwise to carry out the purposes and provisions of this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations and Warranties of DPI. Except as set forth in the DPI Disclosure Schedule attached to this Agreement as Schedule 3.1 (the "DPI Disclosure Schedule") (each section of which qualifies the correspondingly numbered representation and warranty to the extent specified therein), and DPI's purchase of 242,636 shares of SSCI Common Stock referred to in Section 7.1 (c), DPI represents and warrants to SSCI as follows:

         (a) Organization and Standing of DPI. DPI is a corporation duly organized and validly existing and in good standing under the laws of the state of Delaware. DPI has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure to so qualify would not, either individually or in the aggregate, have a material adverse effect on DPI. DPI has all requisite power and authority to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. DPI has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association or business. The copies of the certificate of incorporation and bylaws of DPI which were previously furnished to SSCI are true, complete and correct copies of such documents as in effect on the date of this Agreement.

         (b) Authority; No Conflicts.

                           (i) The execution,  delivery and  performance of this
                  Agreement have been duly authorized by all requisite corporate action on the part of DPI. This Agreement has been executed and delivered by DPI and constitutes valid and binding obligations of DPI enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights).

                           (ii) The execution and delivery of this  Agreement by
                  DPI does not, and the consummation of the Merger pursuant to this Agreement and the other transactions contemplated hereby will not, conflict with or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, any provision of (A) the certificate of incorporation or bylaws of DPI or (B) any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to DPI or any of its properties or assets, except as would not have a material adverse effect on DPI, subject to obtaining the Required Consents (defined below).

                           (iii) No consent,  approval,  order or  authorization
                  of,  or   registration,   declaration   or  filing  with,  any
                  governmental entity is required by or is necessary with respect to DPI in connection with its execution and delivery of this Agreement or the consummation of the Merger and the other transactions contemplated thereby, except for those required under or in relation to the corporate laws of Delaware and Colorado with respect to the filing of the Articles of Merger with the Colorado Secretary of State and Certificate of Merger with the Delaware Secretary of State, and such consents, approvals, and filings the failure of which to make or obtain would not have a material adverse effect on any party hereto. Consents, approvals, and filings required under or in relation to any of the foregoing are referred to as the "Required Consents."

                           (iv) Except as set forth in the DPI Disclosure Schedule, all material contracts of DPI shall remain in full force and effect following, and notwithstanding the consummation of, the Merger.

         (c) Capitalization of DPI and Indebtedness for Borrowed Moneys. DPI is duly and lawfully authorized by its articles of incorporation to issue (i) 8,000,000 shares of DPI common stock, $.001 par value per share, of which as of the date hereof there are issued and outstanding 1,619,500 shares, and (ii)

2,000,000 shares of DPI preferred stock, $.001 par value per share, of which as of the date hereof there are issued and outstanding 582,973 preferred B shares and 182,394 preferred A shares. The issued and outstanding shares are held by the DPI shareholders identified in Schedule 2.1. All the outstanding shares of DPI common and preferred stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. DPI has no treasury stock and no other authorized series or class of stock. DPI has an employee stock option plan for the issuance of up to 300,000 shares of DPI common stock. DPI has issued options for 107,450 shares under the plan of which 56,618 are vested. Frank Felker has options for 634,000 shares of DPI common stock. DPI has issued warrants to purchase 1,047,868 shares of DPI common stock. The options and warrants to purchase DPI stock shall be referred to as the "DPI Options and Warrants." DPI is not obligated to issue any additional capital stock or voting securities as a result of any options, warrants, rights, conversion rights, obligations upon default, subscription agreements or other obligations of any kind. DPI is not presently liable on account of any indebtedness for borrowed moneys, except as reflected in the DPI Financial Statements (as defined below) or the DPI Disclosure Schedule.

         (d) DPI Financial Statements. DPI has furnished to SSCI its audited balance sheet as of December 31, 2000, its audited statements of income and retained earnings and cash flows for each of the two years ended December 31, 2000 and its unaudited balance sheet as of September 30, 2001, and its unaudited statements of income and cash flows for the nine months ended September 30, 2001 (collectively, the "DPI Financial Statements"). All of the DPI Financial Statements present fairly, in all material respects, the financial position of DPI as of the respective balance sheet dates and the results of its operations and cash flows for the respective periods specified therein. The DPI Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis.

         (e) Present Status. Except as otherwise disclosed in the DPI Disclosure Schedule, from September 30, 2001 to the date of this Agreement, DPI has not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of DPI or the notes thereto prepared in accordance with GAAP, other than liabilities incurred in the ordinary course of business of DPI and which do not have a material adverse effect on DPI.

         (f) Litigation.  Except as disclosed in the DPI Financial Statements or
Schedule 3.1(f) hereto, there are no legal actions, suits, arbitrations or other legal or administrative proceedings pending or, to the knowledge of DPI, threatened against DPI which are material to DPI. In addition, DPI is not aware of any facts, which to the best of its knowledge would reasonably be expected to result in any action, suit, arbitration or other proceeding, which would reasonably be expected to be material to DPI. DPI is not in default of any judgment, order or decree of any court or, in any material respect of, any requirements of a government agency or instrumentality, except as set forth in the DPI Financial Statements or on the DPI Disclosure Schedule.

         (g) Compliance With the Law and Other Instruments. The business operations of DPI have been and are being conducted in all material respects in compliance with all applicable laws, rules, and regulations. DPI is not in violation of, or in default under, any term or provision of its certificate of incorporation or its bylaws or in any material respect of any lien, mortgage, lease, agreement, instrument, order, judgment or decree.

         (h) Title to Properties and Assets. Except as set forth on Schedule 3.1(h), DPI has good and defensible title to all of its material properties and assets including, without limitation, those reflected in the DPI Financial Statements and those used or located on property controlled by DPI in its business (except assets leased or sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance or restriction except those which (a) are disclosed in the DPI Financial Statements as securing specified liabilities; or (b) do not materially adversely affect the use thereof. Except as set forth on Schedule 3.1(h), DPI owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, intellectual property, including trade secrets, copyrights, procedures, techniques, business plans, methods of management, or other information, used in connection with DPI's business. The products and services DPI markets, or plans to market, and its plan of operation do not infringe on the patents, copyrights, trade secrets, or other proprietary rights of any third person.

         (i) Records. To the best of DPI's knowledge, the books of account and other records of DPI are complete and correct in all material respects, and there have been no material transactions involving the business of DPI which properly should have been set forth in such records, other than those set forth therein.

         (j)  Absence  of  Certain  Changes  or  Events.  Except as set forth in
Schedule 3.1(j), since September 30, 2001 (i) there has not been any material adverse change in the condition (financial or otherwise), properties, assets, liabilities or, to the best of DPI's knowledge, the present or prospective status of the business of DPI, and (ii) DPI has not declared or paid any dividend or made any other distribution in respect of any of its capital stock or repurchased or redeemed or otherwise acquired any shares of its capital stock or obligated itself to do any of the foregoing.

         (k) Taxes. Except as set forth in Schedule 3.1(k) hereto, DPI has duly filed all federal, state, county, local and foreign income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance and occupation (sales) and use taxes) required to have been filed up to the date hereof. All of the foregoing returns are true and correct in all material respects and DPI has paid or provided for all taxes, interest and penalties shown on such returns or reports as being due. DPI has no liability for any amount of taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of DPI as of the Closing Date.

         (l) DPI Benefit Plans. DPI has no employee Benefit Plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (m) Finders and Advisors. Except as set forth in Schedule 3.1(m), there are no investment bankers, brokers, finders or other intermediaries which have been retained by or are authorized to act on behalf of DPI who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         (n) Vote Required. The affirmative vote of the holders of 50% of the outstanding shares of DPI common and preferred stock (the "Required DPI Vote") is the only vote of the shareholders of DPI required to approve the Merger. DPI has already obtained the Required DPI Vote as of the date of this Agreement.

         (o) Full Disclosure. This Agreement and any schedules and certificates delivered by DPI in connection herewith or with the transactions contemplated hereby, taken as a whole, neither contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of DPI's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, prospects, assets, liabilities, financial condition or operations of DPI that have not been set forth in this Agreement, the schedules hereto or in other documents delivered by DPI in connection herewith which DPI should reasonably recognize (i) are not known to SSCI, and (ii) would if known be material to SSCI with respect to this Agreement and the transactions provided for herein.

         Section 3.2. Representations and Warranties by SSCI. Except as set forth in the SSCI Disclosure Schedule attached to this Agreement as Schedule 3.2 (the "SSCI Disclosure Schedule") (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein), SSCI hereby represents and warrants to DPI as follows:

         (a) Organization and Standing of SSCI. SSCI is a corporation duly organized and validly existing and in good standing under the laws of the State of Colorado, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties make such qualification necessary other than in jurisdictions where the failure to so qualify would not, either individually or in the aggregate, be materially adverse to SSCI. SSCI has all requisite power and authority to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. SSCI has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association or business other than Merger Sub. The copies of the articles of incorporation and bylaws of SSCI which were previously furnished to DPI are true, complete and correct copies of such documents as in effect on the date of this Agreement.

         (b) Authority; No Conflicts.


                           (i) The execution,  delivery and  performance of this
                  Agreement have been duly authorized by all requisite corporate action on the part of SSCI. This Agreement has been executed and delivered by SSCI and constitutes a valid and binding obligation of SSCI enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights).

                           (ii) The execution and delivery of this  Agreement by
                  SSCI does not, and the consummation by SSCI of the Merger and the other transactions contemplated hereby will not, conflict with or result in a violation or constitute a default (with or without notice or lapse of time, or both) under, any provision of (A) any provision of the articles of incorporation or bylaws of SSCI, (B) any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to SSCI or any of its properties or assets, except as would not be materially adverse to SSCI.

                           (iii) No consent,  approval,  order or  authorization
                  of, or registration, declaration or filing with, a governmental entity is required by or with respect to SSCI in connection with the execution and delivery of this Agreement by SSCI or the consummation of the Merger and the other transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to make or obtain would not be materially adverse to SSCI.

                           (iv) Except as set forth in the SSCI Disclosure Schedule, all material contracts of SSCI, if any, shall remain in full force and effect following, and notwithstanding the consummation of, the Merger.

         (c) Capitalization of SSCI and Indebtedness for Borrowed Moneys. SSCI is duly and lawfully authorized by its articles of incorporation to issue 100,000,000 shares of SSCI Common Stock, of which as of the date hereof there are 830,000 shares issued and outstanding (after the sale and cancellation of the 242,636 shares of SSCI Common Stock referred to in Section 7.1(c)). All the outstanding shares of SSCI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. SSCI is authorized by its articles of incorporation to issue 1,000,000 shares of SSCI Preferred Stock, of which as of the date hereof, there are no shares outstanding. SSCI has no other authorized class of stock. Except with respect to this Agreement, SSCI is not obligated to issue any additional capital stock or voting securities as a result of any options, warrants, rights, conversion rights, obligations upon default, subscription agreement or other obligation of any kind. SSCI is not presently liable on account of any indebtedness for borrowed moneys.

         (d) SSCI SEC Reports and Financial Statements. SSCI is current with all reports, schedules, forms, statements and other documents required to be filed with the SEC (collectively, including all exhibits thereto, the "SSCI SEC Reports") other than filings the failure of which to make would not be materially adverse to SSCI. None of the SSCI SEC Reports, as of their respective dates (and, if amended or superseded by filings prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the SSCI SEC Reports presents fairly, in all material respects, the financial position of SSCI as of the respective dates or for the respective periods set forth therein, all in accordance with GAAP consistently applied during the periods involved except as otherwise noted therein. All of such SSCI SEC Reports, as of their respective dates (and as of the date of any amendment to the respective SSCI SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

         (e) Present Status. Except as otherwise disclosed in the SSCI Disclosure Schedule, from July 31, 2001 to the date of this Agreement, SSCI has not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of SSCI or the notes thereto prepared in accordance with GAAP, other than liabilities incurred in the ordinary course of business of SSCI and which do not have a material adverse effect on SSCI. On the Closing Date, there shall be a sum of $400,000 remaining in the capital account of SSCI held in its Schwab or any other operating accounts or transferred to the Closing Agent, after (i) the payment of the purchase price of $420,000 for the 242,636 shares of common stock referred to in Section 7.1(c), and (ii) the payment (or reserve for payment) of all current expenses of SSCI up through the Closing (including fees of SSCI's attorneys and transfer agent).

         (f) Litigation. There are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or, to the knowledge of SSCI, threatened against SSCI which are material to SSCI. SSCI is not in default of any judgment, order or decree of any court or, in any material respect of, any requirements of a government agency or instrumentality.

         (g) Compliance With the Law and Other Instruments. The business operations of SSCI have been and are being conducted in compliance in all material respects with all applicable laws, rules, and regulations of all authorities. SSCI is not in violation of, or in default under, any term or provision of its articles of incorporation or its bylaws or in any material respect of any lien, mortgage, lease, agreement, instrument, order, judgment or decree.

         (h) Records. To the best of SSCI's knowledge, the books and other records of SSCI are complete and correct in all material respects, and there have been no material transactions involving the business of SSCI which properly should have been set forth in such records, other than those set forth therein.

         (i) Absence of Certain Changes or Events. Since July 31, 2001, (i) there has not been any material adverse change in the condition (financial or otherwise), properties, assets, liabilities or, to the best of SSCI's knowledge, the present or prospective status of the business of SSCI, and (ii) SSCI has not declared or paid any dividend or made any other distribution in respect of any of its capital stock.

         (j) Taxes. SSCI has duly filed all federal, state, county, local and foreign income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by SSCI up to the date hereof.

         (k) SSCI Benefit Plans. SSCI has no employee Benefit Plans subject to ERISA.

         (l) Finders and Advisors. There are no investment bankers, brokers, finders or other intermediaries which have been retained by or are authorized to act on behalf of SSCI who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         (m) Vote Required. The affirmative vote of the holders of the majority of the outstanding shares of Merger Sub common stock (the "Required Merger Sub Vote") is the only vote of the shareholders of Merger Sub required to approve the Merger. Merger Sub has already obtained the Required Merger Sub Vote as of the date of this Agreement.

         (n) Full Disclosure. To the best of SSCI's knowledge, this Agreement, and any Schedules and certificates delivered by SSCI in connection herewith or with the transactions contemplated hereby, taken as a whole, neither contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of SSCI's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, prospects, assets, liabilities, financial condition or operations of SSCI that have not been set forth in this Agreement, the Schedules hereto, the SSCI SEC Reports or in other documents delivered by SSCI in connection herewith which SSCI should reasonably recognize (i) are not known to DPI, and (ii) would if known be material to DPI with respect to this Agreement and the transactions provided for herein.

         Section 3.3. Representations and Warranties of SSCI and Merger Sub. SSCI and Merger Sub represent and warrant to DPI as follows:


         (a) Organization and Standing of Merger Sub. Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado. Merger Sub is a wholly owned subsidiary of SSCI.

         (b) Authority. Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Merger Sub. This Agreement has been duly executed and delivered by Merger Sub and constitutes a valid and binding agreement of Merger Sub, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally.

         (c) Non-Contravention. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of transactions contemplated hereby do not and will not contravene or conflict with the articles of incorporation or bylaws of Merger Sub.

         (d) No Business Activities by Merger Sub. Merger Sub has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

                                   ARTICLE IV

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

         Section 4.1. Covenants of DPI. During the period from the date of this Agreement and continuing until the Effective Time, DPI (except as expressly contemplated or permitted by this Agreement (including DPI's purchase of 242,636 shares of SSCI Common Stock referred to in Section 7.1(c)) or as otherwise indicated on the DPI Disclosure Schedule or as required by a governmental entity of competent jurisdiction or to the extent that SSCI shall otherwise consent in writing) will:

         (a) Conduct its affairs and business only in the ordinary course of business;

         (b) Not create or incur any material liabilities other than current liabilities incurred in the ordinary course of business;

         (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind which is not otherwise disclosed in this Agreement;

         (d) Not make any capital expenditures, or capital additions or betterment, except as many be involved in ordinary repairs, maintenance, and replacement;

         (e) Not enter into any contract or commitment, except in the ordinary course of business;

         (f) Maintain its assets and properties in good condition and repair, and not sell, or otherwise dispose of, any of its material assets or properties, except sales in the ordinary course of business;

         (g) Not declare or pay any dividend on, or make any other distribution upon, or purchase, retire, or redeem, any shares of its common stock, or set aside any funds for any such purpose;

         (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its common or preferred stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation or any interest in any business enterprise;

         (i) Not amend its  certificate  of  incorporation  or  bylaws;

         (j) Not discharge or satisfy any material lien, charge, or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on DPI's Financial Statements or current liabilities incurred since the date of DPI's Financial Statements in the ordinary course of business, and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees, accounting fees, and costs);

         (k)  Use  reasonable   commercial  efforts  to  preserve  its  business
organization intact;

         (l) Use reasonable commercial efforts to preserve the goodwill of its suppliers, customers, and those having business relations with it;

         (m) Except with respect to this transaction, not merge or consolidate, or obligate itself to do so, with, or into any other entity;

         (n) Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein; and

         (o) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body.

         Section 4.2. Covenants of SSCI and Merger Sub. During the period from the date of this Agreement and continuing until the Effective Time, SSCI and Merger Sub (except as expressly contemplated or permitted by this Agreement or as otherwise indicated on the SSCI Disclosure Schedule or as required by a governmental entity of competent jurisdiction or to the extent that DPI shall otherwise consent in writing) will each:

         (a) Conduct its affairs and business only in the ordinary course of business;

         (b) Not create or incur any liabilities other than current liabilities incurred in the ordinary course of business;

         (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind;

         (d)  Not  make  any  capital   expenditures  or  capital  additions  or
betterment except as many be involved in ordinary repairs, maintenance, and replacement;

         (e) Not enter into any contract or commitment, except in the ordinary course of business;

         (f) Not declare or pay any dividend on or make any other distribution upon, or purchase, retire or redeem, any shares of SSCI Common Stock or SSCI Preferred Stock, or set aside any funds for any such purpose other than for purposes of consummation of this Agreement or with the express written consent of DPI;

         (g) Except as necessary to accomplish the transactions contemplated herein, not amend its articles of incorporation or bylaws;

         (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its common or preferred stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation or any interest in any business enterprise;

         (i) Not pay, or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it to any officer, director, agent, consultant, or employee other than the expenses in connection with the Merger and the transactions contemplated herein;

         (j) Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein; and

         (k) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body; and

         Section 4.3. Advice of Changes; Governmental Filings. Each party shall keep the other parties apprised of any material adverse change with respect to the operation and conduct of its business prior to the Closing Date. SSCI shall file all reports required to be filed with the SEC and any other governmental entities between the date of this Agreement and the Effective Time and shall deliver to DPI copies of all such reports promptly after the same are filed.

                                   ARTICLE V

                              ADDITIONAL AGREEMENTS

         Section 5.1. Due Diligence. Each party shall provide the others with adequate opportunity to conduct such reviews and examinations of the business, properties and conditions (financial and otherwise) of the others as each party shall deem prudent, provided that such investigations shall not interfere unreasonably with the normal operations of the party being reviewed.

         Section 5.2. Commercially Reasonable Efforts.

         (a) Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date hereof.

         (b) In furtherance and not in limitation of the covenants of the parties contained in Section 5.3(a), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, each of the parties shall cooperate in all respects with each other and use its respective commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

         Section 5.3. Restrictions on Transfer of SSCI Stock. The SSCI Common Stock and the SSCI Preferred Stock to be issued to the shareholders of DPI listed on Schedule 2.1 are not registered under the Securities Act and are being issued pursuant to an exemption from registration. The certificates representing the shares of SSCI Common Stock and SSCI Preferred Stock to be issued to the shareholders of DPI pursuant to this Agreement shall be stamped or otherwise imprinted with a legend substantially similar to the following:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 OF THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         Section 5.4. Expenses. Each party shall be responsible for its own expenses including, but not limited to, legal and accounting fees, incurred with respect to this Agreement and the transactions provided for herein.

         Section 5.5. Reorganization. Each party shall each use commercially reasonable efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code. From and after the date of this Agreement and after the Effective Time, each party shall use its commercially reasonable efforts to cause the Merger to qualify as such and shall not knowingly take any actions or cause any actions to be taken which could prevent the Merger from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

         Section 5.6. Continuity of Business. Following the Merger, SSCI intends to cause the Surviving Corporation to continue to a significant extent the historic business of DPI or to use a significant portion of the historic business assets of DPI in the business substantially the same as the business conducted by DPI prior to the Closing.

         Section 5.7. Nasdaq Listing. On or before the first anniversary of the Closing DateSSCI shall make appropriate notice to the SEC regarding the Merger. Upon notice by the SEC of no further comments to such filings, the SSCI Common Stock shall have been approved upon official notice of issuancemake appropriate application for quotation on Nasdaq or the OTC Bulletin Board if not qualified for such Nasdaq listing. SSCI shall make timely response to SEC and NASD comments.

         Section 5.8. Additional Capital. On or before the first anniversary of the Closing Date, SSCI shall have raised $1,500,000 in additional capital by sale of SSCI Common Stock or otherwise be subject to the terms of the escrow agreement referred to in Section 5.9.

         Section 5.9. Escrowed Stock. A total of 200,000 shares of SSCI Common Stock to be issued to HFS Venture Fund I, LLLP pursuant to Article II shall be deposited into escrow ("Escrowed Stock") pursuant to an escrow agreement substantially in the form attached hereto as Exhibit 5.9. In addition to any other restrictions, the holders of the Escrowed Stock shall not make any disposition by sale, pledge or any other transfer of all of any portion of the Escrowed Stock unless and until the conditions set forth in Section 5.7 and
Section 5.8 have both been met. Notwithstanding the foregoing, HFS Venture Fund I, LLLP may (i) exercise any other rights it would otherwise have regarding the shares including the right to vote or receive any dividends, and (ii) transfer the Escrowed Stock pursuant to the laws of descent and distribution and for customary estate planning purposes provided that the transferees shall be subject to all of the restrictions contained in the escrow agreement.

         Section 5.10. 144 Opinions. Any time after the Effective Date, SSCI shall promptly, upon request of any shareholder holding SSCI stock certificate(s) containing a Rule 144 legend, issue or have issued necessary opinions and instructions to the transfer agent to permit removal of such legend from the stock certificate(s) as may be requested in accordance with Rule 144. The requesting shareholder shall be required to pay any reasonable expenses of such removal including attorney's fees for the necessary opinions. Notwithstanding anything to the contrary herein, for purposes of this Section 5.10, shareholders requesting 144 legend removal shall be deemed to be third party beneficiaries under this Agreement and the provisions of this Section 5.10 shall survive any termination of this Agreement.

         Section 5.11. SSCI Board of Directors. At the Effective Time, SSCI shall cause the Board of Directors of SSCI to consist of Andrew S. Prince, Linda Broenniman, Lawrence Hoffman, Vincent Mallardi, and Edward Broenniman.

         Section 5.12. DPI Options and Warrants. At the Effective Time, SSCI shall cause the Board of Directors to take all actions necessary and proper to convert the DPI Options and Warrants to rights in SSCI Common Stock pursuant to any of the agreements, contracts or plans governing the DPI Options and Warrants.

                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.1. Indemnification. Each party agrees to and shall defend, indemnify and hold harmless each of the other parties and each of the other parties' stockholders, officers, directors, employees, counsel, agents, successors, assigns and legal representatives (each of the other parties and such other persons collectively referred to as the "Indemnified Persons") from and against, and shall reimburse the Indemnified Persons for, each and every Loss (defined in Section 9.9(c)) paid, imposed on or incurred by the Indemnified Persons, or any claim by a third party against an Indemnified Person, resulting from or arising out of any inaccuracy in any representation or warranty of the Indemnifying Party (defined below) under this Agreement, the Disclosure or other schedules hereto, or any certificate delivered or to be delivered by the Indemnifying Party pursuant hereto.

         Section  6.2.  Notice  and  Defense  of  Third-Party   Claims.  If  any
proceeding   shall  be  brought  or  asserted  under  this  Article  against  an
Indemnified Person in respect of which indemnity may be sought under this Article from another party or any successor thereto (the "Indemnifying Party"), the Indemnified Person shall give prompt written notice of such proceeding to the Indemnifying Party who shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; provided, that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that the Indemnifying Party is prejudiced by reason of such delay or failure. In no event shall any Indemnified Person be required to make any expenditure or bring any cause of action to enforce the Indemnifying Party's obligations and liability under and pursuant to the indemnifications set forth in this Article. Actual or threatened action is not a condition or prerequisite to the Indemnifying Party's obligations under this Article.

         Section 6.3. Exclusivity. After the Effective Time, the provisions of this Article shall be the exclusive basis for the assertion of claims by or imposition of liability on the parties hereto arising under or as a result of this Agreement; provided, however, nothing herein shall preclude a party from asserting a claim for equitable non-monetary remedies.

         Section 6.4. Waiver of Consequential Damages. With respect to any and all Losses for which indemnification may be available, each party hereby expressly waives any consequential and punitive damages with respect to a claim against the Indemnifying Party; provided, however, that this waiver shall not apply to the extent such consequential or punitive damages are awarded in a proceeding brought or asserted by a third party against an Indemnified Person.

                                  ARTICLE VII

                              CONDITIONS TO CLOSING

         Section 7.1. Conditions to Each Party's Obligation to Effect the Merger. Except as may be waived in writing by the parties, all of the obligations of the parties under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) Shareholder Approval. DPI shall have obtained the Required DPI Vote and Merger Sub shall have obtained the Required Merger Sub Vote in connection with the approval of the Merger.

         (b) No Injunctions, Restraints or Illegality. No laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, provided, however, that the provisions of this Section 7.1(b) shall not be available to any party whose failure to fulfill its obligations pursuant to
Section 5.3 shall have been the cause of, or shall have resulted in, such order or injunction.

         (c) Closing on DPI's Purchase of SSCI Common Stock. Closing will have occurred on that Agreement tofor the Purchase of Common Stock of even date herewith between DPI and Satellite Investment Group, LLC, the controlling shareholder of SSCI ("SIG"), under which SIG has agreed to sell to DPI 242,636 shares of SSCI Common Stock, which shares shall be cancelled and retired and cease to be outstanding.

         Section  7.2.  Additional   Conditions  to  Obligations  of  SSCI.  The
obligations of SSCI to effect the Merger are subject to the satisfaction of, or waiver by SSCI, on or prior to the Closing Date of the following conditions:

         (a) Representations and Warranties. The representations and warranties of DPI set forth in Sections 3.1 shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date subject to any changes contemplated by this Agreement.

         (b) Performance of Obligations of DPI. DPI shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date.

         (c) No DPI Shareholder Litigation. There shall be no legal actions, suits, arbitrations or other proceedings brought by one or more shareholder of DPI pending or threatened by which the Merger could be materially delayed or prevented.

         (d) Certificate of Officer. DPI shall have delivered to SSCI certificates dated as of the Closing Date, and verified by the oath of its president, certifying to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 7.2.

         Section  7.3.   Additional   Conditions  to  Obligations  of  DPI.  The
obligations of DPI to effect the Merger are subject to the satisfaction of, or waiver by DPI, on or prior to the Closing Date of the following conditions:

         (a) Representations and Warranties. The representations and warranties of SSCI set forth in Section 3.2 and the representations and warranties of SSCI and Merger Sub set forth in Section 3.3 shall be true and correct in all respects as of the Closing Date as if made on the Closing Date, subject to any changes contemplated by this Agreement.

         (b) Performance of Obligations of SSCI. SSCI shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date., including wire transfer funds to the Closing Agent the $400,000 referred to in
Section 3.2(e).

         (c) Certificate of Officer. SSCI shall have delivered to DPI a certificate dated as of the Closing Date and verified by the oath of its president certifying to the fulfillment of the conditions specified in subsections (a) and (b) of this Section 7.3.

                                  ARTICLE VIII

                            TERMINATION AND AMENDMENT

         Section 8.1. Termination. This Agreement may be terminated at any time prior to the Effective Time whether before or after approval of the Merger by the shareholders of DPI, as follows:

         (a) by mutual written consent of SSCI, Merger Sub and DPI, by action of their respective Boards of Directors;

         (b) by DPI or by SSCI if the Effective Time shall not have occurred on or before January 31, 2002 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to a party whose failure to fulfill any obligation under this Agreement (including without limitation Section 5.3) has to any extent been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         (c) By SSCI if there has been a material breach of a representation, warranty, covenant or agreement contained in this Agreement on the part of DPI, and as a result of such breach the conditions precedent set forth in Section 7.1 or Section 7.2, as the case may be, would not then be satisfied; provided, however, that if such breach is curable by DPI through the exercise of commercially reasonable efforts within the earlier of (i) thirty days from the receipt of notice of breach by DPI from SSCI or (ii) January 31, 2002, then for so long as DPI continues to exercise such commercially reasonable efforts, SSCI may not terminate this Agreement under this Section 8.1(c) unless the breach is not cured in full within such time period; and

         (d) By DPI if there has been a material breach of a representation, warranty, covenant or agreement contained in this Agreement on the part of SSCI, and as a result of such breach the conditions precedent set forth in Section 7.1 or Section 7.3, as the case may be, would not then be satisfied; provided, however, that if such breach is curable by SSCI through the exercise of commercially reasonable efforts within the earlier of (i) thirty days from receipt of notice of breach by SSCI from DPI or (ii) January 31, 2002, then for so long as SSCI continues to exercise such commercially reasonable efforts, DPI may not terminate this Agreement under this Section 8.1(d) unless the breach is not cured in full within such time period.

         Section 8.2. Effect of Termination.

         (a) In the event of termination of this Agreement by DPI or by SSCI as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of SSCI or DPI or their respective employees, officers, directors or counsel, except with respect to this Section 8.2.

         (b) If SSCI shall terminate this Agreement pursuant to Section 8.1(c) and prior to such termination DPI shall have breached (and not cured as provided therein) any of its representations, warranties, covenants, or agreements set forth in this Agreement, SSCI may elect to require DPI to pay to it the sum of $50,000 (the "Termination Fee") or it may elect (i) in lieu of the Termination Fee, to exercise its legal right to assert a claim for damages against DPI with respect to such breach, or (ii) to complete the Closing, if all other conditions thereto have been met in accordance with Article VII, and rely upon the indemnification provisions of Article VI with respect to such breach. DPI acknowledges that SSCI will have incurred significant costs and will have invested significant amounts of time and resources investigating and negotiating the Merger, and agrees that the Termination Fee constitutes, if applicable, reasonable liquidated damages in light of the anticipated or actual harm to SSCI that would be caused by a termination subject to this Section 8.2(b).

         (c) If DPI shall terminate this Agreement pursuant to Section 8.1(d) and prior to such termination SSCI shall have breached (and not cured as provided therein) any of its representations, warranties, covenants, or agreements set forth in this Agreement, DPI may elect to require SSCI to pay to it the Termination Fee or it may elect (i) in lieu of the Termination Fee, to exercise its legal right to assert a claim for damages against SSCI with respect to such breach, or (ii) to complete the Closing, if all other conditions thereto have been met in accordance with Article VII, and rely upon the indemnification provisions of Article VI with respect to such breach. SSCI acknowledges that DPI will have incurred significant costs and will have invested significant amounts of time and resources investigating and negotiating the Merger, and agrees that the Termination Fee, if applicable, constitutes reasonable liquidated damages in light of the anticipated or actual harm to DPI that would be caused by a termination subject to this Section 8.2(c).

         (d) Any payment required to be made pursuant to Sections 8.2(b) or (c) shall be made by wire transfer not later than ten business days after first due. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 8.2 shall survive any termination of this Agreement.

         Section 8.3. Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time but no amendment shall be made which by law requires approval by shareholders of DPI or SSCI. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties.

         Section 8.4. Extension; Waiver. At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed by that party. The failure of a party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1. Nature of Representations and Warranties; Survival. The representations and warranties of the parties under this Agreement shall survive for a period of one year from the Closing Date.

         Section 9.2. Counterparts and Facsimile Signatures. In order to facilitate the execution of this Agreement, the same may be executed in any number of counterparts and signature pages may be delivered by telefax, with original executed signature pages to be furnished promptly thereafter.

         Section 9.3. Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party without the prior written consent of the other parties. Other than as provided in Section 5.10, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         Section 9.4. Entire Agreement. This Agreement, the schedules and exhibits hereto, and the other documents delivered hereunder constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein. All prior agreements and understandings are superseded by this Agreement and the schedules and exhibits hereto.

         Section 9.5. Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

         Section 9.6. Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 9.7.  Notices.  Any notice,  communication,  request,  reply or advice, hereinafter severally and collectively called "notice," in this Agreement provided or permitted to be given, made or accepted by a party to another must be in writing and may be given by personal delivery or U.S. mail or confirmed telefax. If given by mail, such notice must be sent by registered or certified mail, postage prepaid, mailed to the party at the respective address set forth below, and shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

                           If to SSCI and/or Merger Sub:

                                    Robert Guerra
                                    6300 South Syracuse Way, Suite 293
                                    Englewood, Colorado 80111
                                    Telefax: (303) 220-1818

                           With a copy to:

                                    Roger V. Davidson, Esq.
                                    Ballard Spahr Andrews & Ingersoll, LLP
                                    1225 17th Street, Suite 2300
                                    Denver, Colorado 80202-5596
                                    Telefax: (303) 296-3956

                           If to DPI:

                                    Frank Felker
                                    President/CEO
                                    DocumentPlanet, Inc.
                                    4613 H Pinecrest Office Park Drive
                                    Alexandria, VA  22314
                                    Telefax:  (703) 333-2099

                                    Linda Broenniman
                                    c/o HFS Capital Fund
                                    7926 Jones Branch Drive, Suite 300330
                                    Tysons Corner
                                    McLean, Virginia 22102
                                    Telefax: (703) 356-4821

                           With copies to:

                                    Power House Management Group, Inc.
                                    Gary L. Cain
                                    24165 IH 10 West, Suite 217125
                                    San Antonio, Texas 78217
                                    Telefax: (210) 697-8899

                                    Bruce M. Arinaga
                                    6004 Valerian Lane
                                    10101 Grosvener Place, Suite 505
                                    North Bethesda, Maryland 20852
                                    Telefax: (301) 881-4857

or at such other address or telefax number as any party may have advised the others in writing.

         Section 9.8. Attorney Fees. In the event any party hereto institutes a proceeding against any other party hereto for a claim arising out of or to enforce this Agreement, the parties agree that the judge in any such proceeding shall be entitled to determine the extent to which any party shall pay the reasonable attorneys' fees incurred by the other party in connection with such proceeding, which determination shall take into consideration the outcome of such proceeding and such other factors as the judge may determine to be equitable in the circumstances.

         Section 9.9. Certain Definitions.

         (a) "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

         (b) "Knowledge" means (i) with respect to DPI, the actual conscious knowledge of the officers of DPI, and (ii) with respect to SSCI, the actual conscious knowledge of Robert Guerra.

         (c) "Loss" means any loss, damage, injury, diminution in value, liability, claim, demand, proceeding, judgment, punitive damage, fine, penalty, tax, cost or expense (including reasonable costs of investigation and the fees, disbursements and expenses of attorneys, accountants and other professionals incurred in proceedings, investigations or disputes involving third parties, including governmental agencies).

                        [SPACE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this Agreement is hereby duly executed by each party hereto as of the date first written above.

         SSCI                                                 Merger Sub

         Solar Satellite Communication, Inc.         Document Planet, Inc.





         By:                                         By:

              Robert Guerra                               Robert Guerra,

              Its President                               Its President



         DPI

         Document Planet, Inc.



         By:


              Frank Felker

              Its President

                                  SCHEDULE 2.1

                                DPI SHAREHOLDERS

--------------------------------------- ----------------------------------------
              Name                           # of Shares of Common Stock
--------------------------------------- ----------------------------------------
Frank Felker                                                             167,000
--------------------------------------- ----------------------------------------
HFS Venture Fund I, LLLP                                               1,268,000
--------------------------------------- ----------------------------------------
Steven Kann                                                            1,447,000
--------------------------------------- ----------------------------------------
James Crutchfield                                                         20,000
--------------------------------------- ----------------------------------------
Donald G. Gibson                                                          20,000
--------------------------------------- ----------------------------------------
Spencer Stouffer                                                          40,000
--------------------------------------- ----------------------------------------
CyberCFO, Inc.                                                            75,000
--------------------------------------- ----------------------------------------
John Gorman                                                                8,000
--------------------------------------- ----------------------------------------
James Gorman                                                               8,000
--------------------------------------- ----------------------------------------
Stevens Securities                                                       100,000
--------------------------------------- ----------------------------------------
Jackson Lewis Thompson                                                    20,000
--------------------------------------- ----------------------------------------
Joseph McKeon                                                              8,000
--------------------------------------- ----------------------------------------
John Sullivan                                                             10,000
--------------------------------------- ----------------------------------------
Namaste                                                                   97,824
--------------------------------------- ----------------------------------------
GR Capital/Rustman                                                      28,000
--------------------------------------- ----------------------------------------
Misleh H. Misleh                                                          14,592
--------------------------------------- ----------------------------------------
James Evans                                                                9,728
--------------------------------------- ----------------------------------------
C.R. Harper                                                               19,456
--------------------------------------- ----------------------------------------
Robert D. Hoffman                                                          7,782
--------------------------------------- ----------------------------------------
James Wright                                                              19,456
--------------------------------------- ----------------------------------------
Robert W. Pierce                                                          38,912
--------------------------------------- ----------------------------------------
David C. Dodero                                                           19,456
--------------------------------------- ----------------------------------------
T S & B, LLC                                                              19,456
--------------------------------------- ----------------------------------------
Phil & Minnie Gallman                                                      9,728
--------------------------------------- ----------------------------------------
Arthur A. Bushkin                                                         38,912
--------------------------------------- ----------------------------------------
David Wray                                                                29,000
--------------------------------------- ----------------------------------------
I Quest Solutions, Inc.                                                   60,486
--------------------------------------- ----------------------------------------
         TOTAL                                                         3,603,788
--------------------------------------- ----------------------------------------
              Name                       # of Shares of Series B Preferred Stock
--------------------------------------- ----------------------------------------
HFS Venture Fund I, LLLP                                                 582,973
--------------------------------------- ----------------------------------------

                                  Schedule 3.1

DPI DISCLOSURE SCHEDULE: none

There exist no exceptions to 3.1(f)

There exist no exceptions to 3.1(h)

There exist no exceptions to 3.1(j)

Thee exists no exceptions to 3.1(k)









                                     1 of 1

                                 SCHEDULE 3.1(m)

                              FINDERS AND ADVISORS


On June 25, 2001, DPI. entered into an agreement with HFS Capital LLLP ("HFS Capital") to act as its exclusive financial advisor and investment banking representative in connection with the exploration of potential strategic transactions, including private equity offerings, effecting a merger with a publicly traded vehicle and a subsequent public equity offering, and effecting mergers and acquisitions of print brokers and other print related companies.

On June 27, 2001, DPI. entered into an agreement with Power House Management Group, Inc. to provide services related to the acquisition of a public company.





















                                     1 of 1

                                  Schedule 3.2

SSCI DISCLOSURE SCHEDULE: none














                                     1 of 1

                                   EXHIBIT 5.9

                            FORM OF ESCROW AGREEMENT







                                     1 of 1

                                ESCROW AGREEMENT


         This ESCROW AGREEMENT, dated this 7th day of December, 2001, is by and among Solar Satellite Communication, Inc. a Colorado corporation (the "Company"), HFS Venture Fund I, LLLP, (the "Shareholder") and Henry S. Meyer, attorney at law (the "Escrow Agent").

                                    RECITALS:

         WHEREAS, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") among the Company, Document Planet, Inc. ("Merger Sub"), and Document Planet, Inc. ("DPI"), stock certificates representing 200,000 shares of the Company common stock are to be held in escrow until certain conditions are met; and

         WHEREAS, the Company, the Shareholder and the Escrow Agent wish to provide for the appointment of an escrow agent to hold the stock certificates in escrow, and to set forth the terms and conditions under which the stock certificates held in escrow shall be released to the Shareholder or cancelled.

                                   AGREEMENT:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:


         Section 1.1 Appointment of Escrow Agent. The Company and Shareholder hereby appoint the Escrow Agent as the escrow agent under this Escrow Agreement and the Escrow Agent hereby accepts such appointment and agrees to hold the stock certificates (the "Escrowed Stock Certificates") representing 200,000 shares of the Company common stock, $.001 par value per share ("Escrowed Stock") deposited into escrow with it pursuant to Section 5.9 of the Merger Agreement in accordance with the terms hereof, and to perform its other duties hereunder.


         Section 1.2 Establishment of Escrow. The Company will deliver to the Escrow Agent the Escrowed Stock Certificates. The Escrow Agent shall provide written confirmation to the Company and the Shareholder that the Escrowed Stock Certificates have been deposited with it. In addition to any other restrictions, unless and until the Escrowed Stock Certificates are released from escrow, the Shareholder shall not make any disposition by sale, pledge or any other transfer of all of any portion of its Escrowed Stock. Notwithstanding the foregoing, the Shareholder may (i) exercise all other rights of a shareholder of such shares of Escrowed Stock including the right to vote and receive dividends, if any, and
(ii) transfer its Escrowed Stock pursuant to the laws of descent and distribution and for customary estate planning purposes provided that the transferees shall be subject to all of the restrictions contained in this Escrow Agreement and the Merger Agreement.


                                     1 of 7

         Section 1.3 Release of Escrowed Stock Certificates. The Escrow Agent shall release the Escrowed Stock Certificates by delivering them to the Shareholder in the event that the Company delivers to the Escrow Agent a certificate verified by oath of the chief executive officer of the Company that both of the following conditions have been met:(a) Nasdaq Listing. The Company common stock shall have been approved upon official notice of issuance for quotation on Nasdaq or the OTC Bulletin Board if not qualified for such Nasdaq listing; and

         (b) Additional Capital. The Company shall have raised $1,500,000 in additional capital by sale of Company common stock or otherwise.

         Section 1.4 Cancellation of Escrowed Stock. The Escrow Agent shall cancel and retire the Escrowed Stock and destroy the Escrowed Stock Certificates so that they cease to exist in the event that Escrow Agent fails to receive from the Company on or before the first anniversary of this Escrow Agreement one of the following:

         (a) The certificate of the Company described in Section 1.3 above; or

         (b) Written notice from the Company verified by oath of the chief executive officer of the Company that the condition set forth in Section 1.3(b) has been met but delays in satisfying the condition set forth in Section 1.3(a) have been caused by events which have occurred outside its control and despite its reasonable efforts. In the event that Escrow Agent receives the notice of such delay as described in the preceding sentence, the Escrow Agent shall cancel and retire the Escrowed Stock and destroy the Escrowed Stock Certificates so that they cease to exist only in the event that it fails to receive a certificate of the Company verified by oath of the chief executive officer that the condition set forth in Section 1.3(a) has been met on or before the second anniversary of this Escrow Agreement. If Escrow Agent receives on or before the second anniversary of the date of this Agreement a certificate of the Company verified by the oath of the chief executive officer that the condition set forth in Section 1.3(a) has been met, the Escrow Agent shall release the Escrowed Stock Certificates to the Shareholder as provided in Section 1.3.

         The Escrow Agent shall provide ten (10) days written notice to the Company and Shareholder prior to cancellation of the Escrowed Stock. Upon the cancellation of the Escrowed Stock as provided hereunder, any and all interests of the Shareholder that it had in the Escrowed Stock theretofore shall terminate and be extinguished for all purposes.

         Section 1.5 Suspension of Performance; Disbursement into Court. If, at any time, there shall exist any dispute between the Company and the Shareholder with respect to the holding or release of Escrowed Stock Certificates or any other obligations of Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent's sole satisfaction, the proper disposition of the Escrowed Stock Certificates or the Escrow Agent's proper actions with respect to its obligations hereunder, or if a successor Escrow Agent has not been appointed within 30 days of the furnishing by the Escrow Agent of a notice of resignation as provided below, then Escrow Agent may, in its sole discretion, take either or both of the following actions:


                                     2 of 7

         (a) suspend the performance of any of its obligations (including without limitation any distribution obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed, as the case may be; and/or

         (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction for instructions with respect to such dispute or uncertainty, and to the extent required by law, deposit into such court, for holding and disposition in accordance with the instructions of such court, all Escrowed Stock Certificates held by it.

         The Escrow Agent shall have no liability to the Company or the Shareholder or any other person with respect to any such suspension of performance or deposit into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the release of the Escrowed Stock Certificates, or any delay in or with respect to any other action required or requested of Escrow Agent.

         Section 1.6 Resignation and Removal of Escrow Agent. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving ten (10) days' prior written notice to the Company and the Shareholder, or may be removed, with or without cause, by the Company by furnishing written notice to the Escrow Agent, at any time by the giving of ten (10) days' prior written notice to the Escrow Agent. Such resignation or removal shall take effect upon the appointment of a successor Escrow Agent as provided herein. Upon any such notice of resignation or removal, the Company shall appoint a successor Escrow Agent hereunder. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrowed Stock Certificates and shall release all the Escrowed Stock Certificates to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable.

         Section 1.7 Liability of Escrow Agent.

         (a) The duties of the Escrow Agent hereunder are entirely administrative and not discretionary. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no further duties or responsibilities shall be implied. The Escrow Agent is obligated to act only in accordance with written instructions received by it as provided in this Escrow Agreement, is authorized hereby to comply with any orders, judgments or decrees of any court or arbitration panel and shall not incur any liability as a result of its compliance with such instructions, orders, judgments or decrees.



                                     3 of 7

         (b) The Escrow Agent may rely and shall be protected in acting upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the persons or parties purporting to sign the same and to conform to the provisions of this Escrow Agreement. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such instrument.

         (c) The Company and the Shareholder hereby waive any suit, claim, demand or cause of action of any kind which may now or hereafter be asserted against the Escrow Agent arising out of or relating to the execution or performance by the Escrow Agent of this Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the willful misappropriation by the Escrow Agent or unless a court of competent jurisdiction determines that the Escrow Agent's gross negligence was the primary cause of a loss to the Company or the Shareholder.

         (d) In the administration of this Escrow Agreement, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel or other skilled persons.

         Section 1.8 Indemnification of Escrow Agent. The Company and the Shareholder, jointly and severally, hereby indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (the "Indemnitees") against any and all actions, claims, losses, damages, liabilities, fines, penalties, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees, costs and expenses and the reasonable allocated costs and expenses of in-house counsel) ("Losses") incurred by or asserted against any of them from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, proceeding or investigation by any person, including without limitation the Company or the Shareholder, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, or common law or equitable cause or otherwise arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Escrow Agreement or any transaction contemplated herein; except for any such Losses arising from any liability resulting solely from the gross negligence or willful misconduct of the party claiming indemnification or from a breach of this Escrow Agreement by the Escrow Agent. In addition to and not in limitation of the immediately preceding sentence, the Company and the Shareholder, jointly and severally, also hereby indemnify and hold harmless the Indemnitees and each of them from and against any and all Losses that may be imposed on, incurred by, or asserted against the Indemnitees or any of them for following any instruction or other direction upon which the Escrow Agent is authorized to rely pursuant to the terms of this Escrow Agreement. The provisions of this Section shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent for any reason. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of such loss or damage and regardless of the form of action.


                                     4 of 7

         Section 1.9 Fees and Expenses of Escrow Agent. The Company shall compensate the Escrow Agent for its services hereunder in accordance with Schedule A attached hereto and, in addition, shall reimburse the Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this section shall be payable by the Company upon demand by the Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

         Section 1.10 Notices. Any notice required or permitted hereunder shall be in writing and shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                           (a)      If to Company:
                                    Solar Satellite Communication, Inc.
                                    6300 South Syracuse Way, Suite 293
                                    Englewood, Colorado 80111
                                    Telefax:  (303) 220-1818


                           (b)      If to Shareholder:
                                    HFS Venture Fund I, LLLP
                                    7926 Jones Branch Drive, Suite 330
                                    Tysons Corner
                                    McLean, Virginia 22102
                                    Telefax: (703) 356-4821



                           (c)      If to the Escrow Agent:
                                    Henry S. Meyer, Esq.
                                    1701 Avenue K
                                    Hondo, Texas  78861
                                    Telefax:  (830) 426-4507


         Any party may send any notice required or permitted hereunder to the intended recipient at the address set forth above using any other means of communication (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices required or permitted hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                                     5 of 7

         Section 1.11 Miscellaneous. This Escrow Agreement and Merger Agreement set forth the entire understanding of the parties with respect to the subject matter hereof. All of the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         Section 1.12 Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

         Section 1.13 Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the State of Colorado shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the State court sitting in Denver, Colorado shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept service or process to vest personal jurisdiction over them in any of these courts.

         Section 1.14 Amendments. No amendment to any provision of this Escrow Agreement shall be valid unless it is in writing and signed by the Company, the Shareholder and the Escrow Agent.

         Section 1.15 Counterparts. This Escrow Agreement may be signed in counterparts, each of which shall be an original and all of which shall constitute one instrument.

         Section 1.16 Termination. Upon the first to occur of the release to the Company of the Escrowed Stock Certificates, or the cancellation of the Escrowed Stock Certificates, or deposit of the Escrowed Stock Certificates into court, this Escrow Agreement shall terminate and the Escrow Agent shall have no further obligation or liability whatsoever with respect to this Escrow Agreement or the Escrowed Stock Certificates.


                        [SPACE LEFT INTENTIONALLY BLANK.]




                                     6 of 7

         IN WITNESS WHEREOF, this Escrow Agreement has been executed as of the date and year first above written.



                                            Solar Satellite Communication, Inc.


                                            By:
                                            Name:
                                            Title:

                                            HFS Venture Fund I, LLLP


                                            By:
                                            Name:
                                            Title:







                                     7 of 7

                                   SCHEDULE A

                          Fees Payable to Escrow Agent

$500.00













                                     1 of 1